UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois	60106
(Address of principal executive offices)	(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	RBCN	The NASDAQ Capital Market
Series A Junior Participating Preferred Stock	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) was held on July 16, 2020, pursuant to notice on June 18, 2020, at the Company’s offices located at 900 East Green Street, Bensenville, IL 60106. The total number of shares of Common Stock voted in person or by proxy at the Annual Meeting was 2,048,656, representing a quorum and was equal to approximately 83% of the 2,475,946 shares outstanding and entitled to vote at the Annual Meeting.

Proposal 1 required holders of 1,856,960 shares of Common Stock to vote FOR in order for it to be approved. Proposal 1 was not approved. Susan Westphal was re-elected to the Board of Directors and Proposals 2, 4 and 5 submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 16, 2020 (the “Proxy Statement”), and are incorporated herein by reference.

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	Approval of an Amendment to the Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors.	1,506,391	56,375	400	463,283

2.	Ratification of the Company’s Section 382 Rights Agreement and approval of a three-year extension.	1,486,746	75,527	893	463,283

			For	Withhold	Broker Non-Votes
3.	Election of Susan Westphal as a Class I director to serve for a three-year term.		1,495,065	68,101	463,283

		For	Against	Abstain	Broker Non-Votes
4.	Ratification of the selection of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020.	2,030,219	18,282	155	0

5.	A non-binding advisory vote to approve the compensation of our named executive officers.	1,455,677	104,817	2,672	463,283

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: July 16, 2020	By:	/s/ Timothy E. Brog
	Name:	Timothy E. Brog
	Title:	Chief Executive Officer and President

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